UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2011

MINERALS TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11430	25-1190717

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue, New York, NY	10017-6707

(Address of principal executive offices)	(Zip Code)

(212) 878-1800

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01
Other Events.

On January 27, 2011, Minerals Technologies Inc. issued a press release announcing that that its Ferrotron Division of subsidiary Minteq International Inc. has released the LaCam®–Torpedo measuring system, a revolutionary way to measure refractory lining thickness in hot torpedo ladles.  The LaCam®–Torpedo measuring system will be unveiled at METEC, the 8th International Metallurgical Trade Fair with Congress, on June 28 through July 2 in Dusseldorf, Germany.

A copy of the press release is included as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.
	(d)	Exhibits
		99.1	Press Release dated January 27, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERALS TECHNOLOGIES INC.
(Registrant)

	By:	/s/ Thomas J. Meek

Name: Thomas J. Meek
Title: Vice President, General Counsel and Secretary
Date: January 28, 2011

MINERALS TECHNOLOGIES INC.

EXHIBIT INDEX

Exhibit No.	Subject Matter
99.1	Press Release dated January 27, 2011